Exhibit 3.39

CERTIFICATE OF AMENDMENT

TO THE

RESTATED CERTIFICATE OF INCORPORATION

OF

PYROPOWER CORPORATION

Under Section 805 of the Business Corporation Law

WE, THE UNDERSIGNED, the President and Assistant Secretary of PYROPOWER CORPORATION hereby certify:

1.                                       The name of the corporation is Pyropower Corporation.

2.                                       The Certificate of Incorporation was filed by the Department of State on August 21, 1980.  The Restated Certificate of Incorporation was filed by the Department of State on December 31, 1982.

3.                                       The Restated Certificate of Incorporation is amended to change the name of the corporation and Article “1” of the Restated Certificate of Incorporation is amended to read as follows:

“(1)         The name of the Corporation is Foster Wheeler Pyropower, Inc.”

4.                                       This amendment was authorized by the unanimous written consent of the Board of Directors of said corporation on October 10, 1995, followed by the unanimous written consent of all shareholders to this amendment on October 10,1995.

IN WITNESS WHEREOF, we have signed this Certificate as of the date written below and we affirm the statements contained therein as true under penalties of perjury.

Dated:  October 11, 1995

/s/ Denis J. Bell	/s/ John A. Doyle
Denis J. Bell, President	John A. Doyle, Jr., Assistant Secretary

CERTIFICATE OF AMENDMENT OF
THE CERTIFICATE OF INCORPORATION OF

PYROPOWER CORPORATION

Under Section 805 of the Business Corporation Law

We, the undersigned, the President and Secretary, respectively of PYROPOWER CORPORATION, hereby certify:

1.                                       The name of the corporation is PYROPOWER CORPORATION.

2.                                       The certificate of incorporation was filed by the Department of State on August 21, 1980.

3.                                       The certificate of incorporation is amended to increase the number of shares of authorized common stock with a par value of $1.00 to 100,000 shares and Article “FOURTH” of the certificate of incorporation is amended to read:

“FOURTH:                          The aggregate number of shares which the corporation shall have the authority to issue is 100,000 shares of common stock of $1.00 par value.”

4.                                       This amendment was authorized by unanimous vote of the Board of Directors at a meeting held on December 21, 1993 followed by the unanimous written consent of all shareholders on December 21, 1993.

IN WITNESS WHEREOF, we have signed this certificate as of the date noted below.

/s/ Gregory W. Daul	/s/ Joseph A. Lestyk
GREGORY W. DAUL, President	JOSEPH A. LESTYK, Secretary

Dated: December 21, 1993	Dated: December 21, 1993

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN DIEGO	)

Joseph A. Lestyk, being duly sworn, deposes and says that he is one of the persons described in and who executed the foregoing Certificate and he has read the Certificate of Amendment and knows the contents thereof, and that the statements contained therein are true.

/s/ Joseph A. Lestyk
Joseph A. Lestyk, Secretary

Sworn to before me this

21st day of December, 1993.

/s/ Nancy Fejer
Notary Public

CERTIFICATE OF AMENDMENT OF THE
CERTIFICATE OF INCORPORATION OF

PYROPOWER CORPORATION

Under Section 805 of the Business Corporation Law

We, the undersigned, the President and Secretary, respectively of PYROPOWER CORPORATION, hereby certify:

1.               The name of the corporation is PYROPOWER CORPORATION.

2.               The Certificate of Incorporation was filed by the Department of State on August 21, 1980.

4.               The Certificate of Incorporation is amended to provide for the limitation of liability for the directors of the corporation.  Article “Sixth” is added to the Certificate of Incorporation and shall read as follows:

“Sixth:                                     A director of the corporation shall not be held personally liable to the corporation or its shareholders for damages for any breach of duty as a director.  The personal liability of a director shall not be eliminated if a judgment or other final adjudication adverse to the director establishes that (i) his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or (iii) his acts violated §719 of the New York Business Corporation Law.”

5.               This amendment was authorized by unanimous vote of the Board of Directors at a meeting duly called and held on January 15, 1988 followed by the unanimous written consent of all shareholders on January 15, 1988.

IN WITNESS WHEREOF, we have signed this certificate as of the date noted below.

/s/ Eric J. Oakes	/s/ J. Robert LaPann
ERIC J. OAKES, President	J. ROBERT LAPANN, Secretary

Dated: February 16, 1988	Dated: February 16, 1988

STATE OF NEW YORK	)
) ss.:
COUNTY OF WARREN	)

J. ROBERT LAPANN, being duly sworn, deposes and says that he is one of the persons described in and who executed the foregoing Certificate and he has read the Certificate of Amendment and knows the contents thereof, and that the statements contained therein are true.

/s/ J. Robert LaPann
J. ROBERT LAPANN, Secretary

Sworn to before me this

16th day of February, 1988.

/s/ Suzanne McWhorter
Notary Public

SUZANNE McWHORTER
Notary Public, State of New York
Residing in Washington County
My Commission Expires Nov. 30, 1989

CERTIFICATE OF AMENDMENT OF
THE CERTIFICATE OF INCORPORATION OF

PYROPOWER CORPORATION

Under Section 805 of the Business Corporation Law

We, the undersigned, the Vice-President and Secretary, respectively of PYROPOWER CORPORATION, hereby certify:

1.               The name of the corporation is PYROPOWER CORPORATION.

2.               The certificate of incorporation was filed by the Department of State on August 21, 1980.

3.               The certificate of incorporation is amended to increase the number of authorized common stock with a par value of $1.00 to 50,000 shares and Article “FOURTH” of the certificate of incorporation is amended to read:

“FOURTH:                       The aggregate number of shares which the corporation shall have the authority to issue is 50,000 shares of common stock of $1.00 par value.”

4.               This amendment was authorized by unanimous written consent of the Board of Directors followed by the unanimous written consent of all stockholders.

IN WITNESS WHEREOF, we have signed this certificate as of the date noted below.

/s/ William J. Compas	/s/ J. Robert LaPann
WILLIAM J. COMPAS, Vice-President	J. ROBERT LAPANN, Secretary

Dated: December 29, 1987	Dated: December 30, 1987

STATE OF NEW YORK	)
) ss.:
COUNTY OF WARREN	)

J. ROBERT LAPANN, being duly sworn, deposes and says that he is one of the persons described in and who executed the foregoing certificate, that he has read the certificate of amendment and knows the contents thereof, and that the statements contained therein are true.

/s/ J. Robert LaPann
J. ROBERT LAPANN, Secretary

Sworn to before me this

30th day of December, 1987.

/s/ Bruce G. Carr
NOTARY PUBLIC

BRUCE G. CARR Notary Public - State of New York Warren County - #4808919 Commission Expires October 31, 1988

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF

PYROPOWER CORPORATION

Under Section 805 of the Busines Corporation Law

We, the undersigned, the President and Secretary, respectively of Pyropower Corporation, hereby certify:

1.               The name of the Corporation is Pyropower Corporation.

2.               The Certificate of Incorporation was filed by the Department of State on August 21, 1980.

3.               The Certificate of Incorporation is amended to cancel the 500 Class B non-voting common shares with a par value of $1.00, to increase the number of authorized Class A common shares with a par value of $1.00 to 25,000, hereinafter to be designated only as common stock, and Article 4 of the Certificate of Incorporation is amended to read:

“FOURTH:                       The aggregate number of shares which the Corporation shall have the authority to issue is 25,000 shares of common stock of $1.00 par value.”

4.               This amendment was authorized by unanimous vote of the Board of Directors followed by the unanimous written consent of all stockholders.

IN WITNESS WHEREOF, we have signed this Certificate as of the dates noted below.

/s/ Eric J. Oakes	/s/ J. Robert LaPann
ERIC J. OAKES, President	J. ROBERT LaPANN, Secretary
Dated: April 3, 1986	Dated: April 3, 1986

STATE OF NEW YORK	)
:ss:
COUNTY OF WARREN	)

J. Robert LaPann, being duly sworn, deposes and says that he is one of the persons described in and who executed the foregoing Certificate, that he has read the Certificate of Amendment and knows the contents thereof, and that the statements contained therein are true.

/s/ J. Robert LaPann
J. Robert LaPann, Secretary

Sworn to before me this

3rd day of April, 1986

/s/ Suzanne McWhorter
Notary Public

SUZANNE McWHORTER Notary Public, State of New York Residing in Washington County My Commission Expires March 30, 1987

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF

PYROPOWER CORPORATION

Under Section 805 of the Business Corporation Law

We, the undersigned, the President and Secretary, respectively of Pyropower Corporation, hereby certify:

1.               The name of the Corporation is Pyropower Corporation.

2.               The Certificate of Incorporation was filed by the Department of State on August 21, 1980.

3.               The Restated Certificate of Incorporation was filed by the Department of State on December 31, 1982.

4.               A Certificate of Change was filed by the Department of State on April 28, 1983.  A Certificate of Amendment was filed by the Department of State on May 15, 1984

5.               The Restated Certificate of Incorporation is amended to increase the number of authorized common shares to 10,000 and Article 4 of the Restated Certificate of Incorporation is amended to read:

FOURTH:                             The aggregate number of shares which the Corporation shall have the authority to issue is 10,000 shares of $1 par value Class A shares which shall be designated as Common Stock, and 500 shares of $1 par value Class B shares, which shall be designated as non-voting Common Stock.  Each holder of record of Class A shares shall be entitled at all meetings of shareholders and in any other matter requiring a vote to one vote for each Class A share registered in his name upon the books of the Corporation.  Unless otherwise required by law, the holders of Class B shares shall not be entitled to vote.  Each and every Class A share and each and every Class B share shall be equal for purposes of participation in dividends or distributions of assets on liquidation.

6.               This amendment was authorized by unanimous vote of the Board of Directors at the annual meeting on June 20, 1985 followed by the unanimous written consent of all shareholders on June 20, 1985.

IN WITNESS WHEREOF, we have signed this Certificate as of the dates noted below.

/s/ Eric J. Oakes		/s/ J. Robert LaPann
ERIC J. OAKES, President		J. ROBERT LaPANN, Secretary
Dated:	7/16/85	Dated:	7/17/85

STATE OF NEW YORK	)
ss:
COUNTY OF WARREN	)

J. Robert LaPann, being duly sworn, deposes and says that he is one of the persons described in and who executed the foregoing Certificate, that he has read the Certificate of Amendment and knows the contents thereof, and that the statements contained therein are true.

/s/ J. Robert LaPann
J. Robert LaPann, Secretary

Sworn to before me this 17 day
of July, 1985.

/s/ Suzanne McWhorter
Notary Public

SUZANNE McWHORTER Notary Public, State of New York Residing in Washington County My Commission Expires March 30, 1987

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

PYROPOWER CORPORATION

Under Section 805 of the Business Corporation Law

We, the undersigned, the President and Secretary, respectively of Pyropower Corporation, hereby certify:

1.               The name of the corporation is Pyropower Corporation.

2.               The certificate of incorporation was filed by the Department of State on August 21, 1980.

3.               The restated certificate was filed by the Department of State on December 31, 1982.

4.               The restated certificate of incorporation is amended to increase the number of authorized common shares to 4,000 and Article 4 of the restated certificate of incorporation is amended to read:

FOURTH:                   The aggregate number of shares which the Corporation shall have the authority to issue is 4,000 shares of $1 par value Class A shares which shall be designated as Common Stock, and 500 shares of $1 par value Class B shares, which shall be designated as non-voting Common Stock.  Each holder of record of Class A shares shall be entitled at all meetings of shareholders and in any other matter requiring a vote to one vote for each Class A share registered in his name upon the books of the Corporation.  Unless otherwise required by law, the holders of Class B shares shall not be entitled to vote.  Each and every Class A share and each and every Class B share shall be equal for purposes of participation in dividends of assets on liquidation.

IN WITNESS WHEREOF, we have signed this certificate as of the dates noted below.

/s/ Eric J. Oakes		/s/ J. Robert LaPann
ERIC J. OAKES, President		J. ROBERT LaPANN, Secretary
Dated:	5/4/84	Dated:	5/10/84

STATE OF NEW YORK	)
) SS:
COUNTY OF WARREN	)

J. Robert LaPann, being duly sworn, deposes and says that he is one of the persons described in and who executed the foregoing certificate that he has read the certificate of amendment and knows the contents thereof, and that the statements contained therein are true.

/s/ J. Robert LaPann
J. Robert LaPann, Secretary

Sworn to before me this

10th day of May, 1984

/s/ Paula D. Nestor
Notary Public

PAULA D. NESTOR Notary Public, State of New York Warren County 4708756 My commission exp. Mar. 20, 1986.

RESTATED CERTIFICATE OF INCORPORATION

OF

PYROPOWER CORPORATION

Under Section 807 of the Business Corporation Law

THE UNDERSIGNED, Eric Oakes and Joseph Lestyk, being the President and the Secretary, respectively, of Pyropower Corporation, pursuant to Section 807 of the Business Corporation Law of the State of New York, do hereby restate, certify and set forth:

(1)          The name of the corporation is

PYROPOWER CORPORATION

(2)          The certificate of incorporation was filed by the Department of State on the 21st day of August, 1980.

(3)          The certificate of incorporation is hereby amended to effect the following amendments authorized by the Business Corporation Law:

(a)          To change the purposes of the corporation as set forth in paragraph “SECOND” of this restated certificate of incorporation.

(b)         To increase the aggregate number of shares which the corporation shall have the authority to issue to 2,000 $1 par value Class A shares and 500 $1 par value Class B shares and to change the relative rights and limitations of the classes of shares, all as set forth in paragraph “FOURTH” of this restated certificate of incorporation.

(c)          To delete paragraph “FIFTH” providing for class voting by shareholders.

(d)         To delete paragraph “SIXTH” relating to the requirements for action by the board of directors.

(e)          To renumber paragraph “SEVENTH”, which designates the Secretary of State as agent of the corporation, as paragraph “FIFTH”.

(f)            To renumber paragraph “EIGHTH”, which designates United States Corporation Company as registered of the corporation, as paragraph “SIXTH”.

(g)         To delete paragraph “NINTH”, relating to the accounting period for the corporation’s first fiscal year.

(4)          The amendments to the certificate of incorporation effected by this restated certificate of incorporation also change the 100 $1 par value Class B shares, all of which are issued and outstanding, into 60 $1 par value Class A shares and 40 $1 par value Class B shares having the relative rights and limitations set forth in paragraph “FOURTH” of this restated certificate of incorporation.

(5)          The certificate of incorporation is hereby restated to set forth its entire text as amended as follows:

FIRST:   The name of the Corporation is

PYROPOWER CORPORATION

SECOND:   The purposes for which the Corporation is formed are as follows:

(i)                                to engage in the promotion, marketing, sale, manufacturing, installation and servicing of fluidized bed combustion systems, particularly systems which are designed and used primarily for the generation of steam or hot water;

(ii)                             to engage in product development on the general technology incorporated in fluidized bed combustion systems;

(iii)                          generally to do or perform all things which other companies engaged in the same line of business ordinarily do or perform.

THIRD:   The office of the Corporation is to be in the City of New York, County of New York, State of New York.

FOURTH:   The aggregate number of shares which the Corporation shall have the authority to issue is 2,000 shares of $1 par value Class A shares, which shall be designated as Common Stock, and 500 shares of $1 par value Class

B shares, which shall be designated as non-voting Common Stock.  Each holder of record of Class A shares shall be entitled at all meetings of shareholders and in any other matter requiring a vote to one vote for each Class A share registered in his name upon the books of the Corporation.  Unless otherwise required by law, the holders of Class B shares shall not be entitled to vote.  Each and every Class A share and each and every Class B share shall be equal for purposes of participation in dividends or distributions of assets on liquidation.

FIFTH:   The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom process against the Corporation may be served.

The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is:

Pyropower Corporation

c/o General Atomic Company

P.O. Box 81608

San Diego, Calif.  92138

Attention:   President

SIXTH:   The Corporation designates United States Corporation Company, having an office at 70 Pine Street, New York, New York 10005 as its registered agent upon whom process against the Corporation may be served.

(6)          The restatement of the certificate of incorporation was authorized by written consent in lieu of meeting by the holders of record of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, this restated certificate has been subscribed this 23 day of December, 1982 by the undersigned.

/s/ Eric Oakes
ERIC OAKES
President

/s/ Joseph Lestyk
JOSEPH LESTYK
Secretary

STATE OF CALIFORNIA	)
: ss.:
COUNTY OF SAN DIEGO	)

ERIC OAKES, being first duly sworn, deposes and says that he is the President of Pyropower Corporation, that he has read the foregoing certificate and knows the contents thereof and that the statements therein contained are true.

/s/ Eric Oakes
Eric Oakes

Sworn to before me this

23nd day of DECEMBER, 1982

/s/ J. L. Kinkade
Notary Public

[SEAL] OFFICIAL SEAL J. L. KINKADE NOTARY PUBLIC - CALIFORNIA PRINCIPAL OFFICE IN SAN DIEGO COUNTY My Commission Expires January 30, 1984

CERTIFICATE OF INCORPORATION

OF

PYROPOWER CORPORATION

Under Section 402 of the Business Corporation Law

THE UNDERSIGNED, a natural person at least eighteen years of age, for the purpose of forming a corporation pursuant to Section 402 of the Business Corporation Law of the State of New York does hereby certify:

FIRST:   The name of the Corporation is

PYROPOWER CORPORATION

SECOND:   The purposes for which the Corporation is formed are as follows:

(i)                           to engage in the promotion, marketing, sale manufacturing, installation and servicing of fluidized bed combustion systems, particularly systems which are designed and used primarily for the generation of steam, hot water or electricity, including gasification systems for the generation of electricity;

(ii)                        to engage in product development on the general technology incorporated in fluidized bed combustion systems;

(iii)                     generally to do or perform all things which other companies engaged in the same line of business ordinarily do or perform.

THIRD:   The office of the Corporation is to be in the City of New York, County of New York, State of New York.

FOURTH:   The aggregate number of shares which the Corporation shall have the authority to issue is 100 shares of $1 par value Class A shares and 100 shares of $1 par value Class B shares.  Each and every Class A share and each and every Class B share shall be equal for purposes of participation in dividends or distributions of assets on liquidation and for all other purposes.  At any election of directors of the Corporation the holders of the Class A shares shall be entitled to elect two (2) directors and the holders of the Class B shares shall be entitled to elect two (2) directors.  In the event of death, resignation or removal of any director, the holders of the class of shares which elected such director shall be entitled to elect a successor.

FIFTH:   Unless a greater number of votes shall be required pursuant to the Business Corporation Law of New York, the affirmative vote of the holders of a majority of the outstanding shares of each class shall be required for the approval of any action by the shareholders of this Corporation.

SIXTH:   Two directors shall constitute a quorum for the transaction of business at any meeting of the board of directors; provided that at least one director elected by the holders of Class A shares and one director elected by the holders of Class B shares shall be present.  The vote of a majority of directors present at the time of the vote, if a quorum is present at such time, shall constitute the act of the board of directors; provided, however, that the affirmative vote of at least one director elected by the holders of Class A shares and one director elected by the holders of Class B shares shall be necessary for the approval of any action by the board of directors.

SEVENTH:   The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom process against the Corporation may be served.  The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is:

Pyropower Corporation

c/o General Atomic Company

P.O. Box 81608

San Diego, California   92138

Attention:   Law Department

EIGHTH:   The Corporation designates United States Corporation Company, having an office at 70 Pine Street, New York, New York 10005 as its registered agent upon whom process against the Corporation may be served.

NINTH:   The accounting period which the Corporation intends to establish as its first fiscal year for reporting the franchise tax on business corporations imposed by Article 9–A of the Tax Law is the period commencing August 1, 1980 and ending December 31, 1980.

2

IN WITNESS WHEREOF, this certificate has been subscribed this 11th day of August, 1980 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

/s/ Richard S. Lincer
Incorporator

Richard S. Lincer c/o Cleary, Gottlieb, Steen & Hamilton One State Street Plaza New York, New York 10004

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